SCHEDULE 14C INFORMATION
                                 (RULE 14C-101)

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

                           Check the appropriate box:

                      [] Preliminary Information Statement
                    [X] Definitive Information Statement [ ]
           Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))

                         ACHIEVEMENT TEC HOLDINGS, INC.
                (Name of Registrant As Specified In Its Charter)

               Payment of Filing Fee (Check the Appropriate Box):

                               [X] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         ACHIEVEMENT TEC HOLDINGS, INC.
                             711 South Columbus Ave.
                             Mount Vernon, NY 10550
                                 (914) 699-5190

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                             Mount Vernon, New York
                                November 25, 2003

This information statement has been mailed on or about November 26, 2003 to the stockholders of record on November 14, 2003 (the "Record Date") of Achievement Tec Holdings, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of October 31, 2003. The actions to be taken pursuant to the written consent shall be taken on or about December 16, 2003, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                       By Order of the Board of Directors,





                                 /s/ David Rodgers
                                 -----------------
                                 David Rodgers
                                 Secretary

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 31, 2003

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders dated October 31, 2003, in lieu of a special meeting of the stockholders. Such action will be taken on or about December 16, 2003:

1. Three directors will be elected to the board of directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified;

2. The Company's Certificate of Incorporation, as amended, will be amended to change the name of the Company from Achievement Tec Holdings, Inc. to Clickable Enterprises, Inc.;

3. The Company's Certificate of Incorporation, as amended, will be amended to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 50,000,000 shares to 500,000,000 shares;

4. The Company's Employee Stock Option Plan will be approved; and

5. The selection of Weinberg & Company, P.A. as the Company's auditors for the fiscal year ended March 31, 2004 will be ratified.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, of which 48,391,960 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated October 31, 2003; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December 16, 2003.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

                              ELECTION OF DIRECTORS

On October 31, 2003, the majority stockholders of the Company elected Nicholas Cirillo, Jr., Guy Pipolo, and David Rodgers to the Company's Board of Directors. The members of our board of directors are subject to change from time to time by the vote of the stockholders at special or annual meetings to elect directors. The number of directors may be fixed from time to time by resolution duly passed by the board of directors. The directors hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified. Directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, will hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal. The directors elect officers annually.

Set forth below are the directors and executive officers of Achievement Tec Holdings, Inc. and its subsidiaries, together with their ages as of October 31, 2003.


      Name                    Age         Position

    Milton Cotter           62          Chief Executive Officer
                                        and Chief Financial Officer

    Nicholas Cirillo, Jr.   40          President and Director

    Guy Pipolo              40          Chief Operating Officer
                                        and Director

    David Rodgers           50          Secretary and Director

We may employ additional management personnel, as the board of directors deems necessary. We have not identified or reached an agreement or understanding with any other individuals to serve in such management positions.

A description of the business experience during the past several years for each of our directors and executive officers is set forth below:

Milton Cotter has served as Chairman of the Board of Directors, President, and Chief Executive Officer of Achievement Tec, Inc. since 1997. Effective with the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Cotter resigned as Chairman of the Board and Director of the Company. Previously, Mr. Cotter was a consultant for many years to several companies in Dallas, Texas using standardized psychological tests. He also provided assessment technology skills to The Cabot Corporation and The Kane Miller Corporation, turning both firms into billion dollar companies within an impressive four year period. Prior to that, Mr. Cotter was part of the nuclear weapons effort within the Atomic Energy Commission Department of Defense with operations out of the Sandia Nuclear Weapons Laboratory. In this regard, Mr. Cotter was part of a team that established a selected group to work with confidential, highly sensitive nuclear materials. Mr. Cotter received his Bachelors and Masters from Oklahoma State University.

Nicholas Cirillo, Jr. is the Chief Executive Officer and co-founded ClickableOil.com, Inc. in April 2000. Effective with the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Cirillo was appointed President and Director of the Company. Prior to this, Mr. Cirillo co-founded along with Guy Pipolo, National Retailers Group ("NRG") (which later became ClickableOil, Inc., when NRG transformed into an Internet-based company), a New-York based discount oil company that offered homeowners reduced-priced oil using state-of-the-art distribution strategies. Previously, he was a Manager with Cibro Petroleum where his responsibilities included overseeing the hedging and purchasing strategies for over $1 billion in home heating oil. Mr. Cirillo was also employed by Bear Stearns and by a privately-held petroleum trading company. He received his Bachelor of Arts in Economics from Georgetown University, and his Masters of Business Administration from Fordham University.

Guy Pipolo is the Chief Operating Officer and co-founded ClickableOil.com, Inc. in April 2000. Effective with the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Pipolo was appointed Chief Operating Officer and Director of the Company. Prior to this, Mr. Pipolo co-founded along with Nick Cirillo, Jr., National Retailers Group ("NRG") (which later became ClickableOil, Inc., when NRG transformed into an Internet-based company), a New-York based discount oil company that offered homeowners reduced-priced oil using state-of-the-art distribution strategies. Prior to that, Mr. Pipolo was the Supply Manager with Cibro Petroleum. Mr. Pipolo earned his Bachelor of Business Administration in Finance from lona College.

David Rodgers is the Chief Financial Officer and co-founder of ClickableOil.com. Effective with the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Rodgers was appointed Secretary and Director of the Company. Previously, he served as the Director of Information Technology with Burnside Coal and Oil/West Vernon Petroleum. Mr. Rodgers received his Bachelor of Science in Accounting from the University of Bridgeport.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Executive Compensation

Directors. The directors have not received any compensation for serving in such capacity, and we do not currently contemplate compensating our directors in the future for serving in such capacity.

Executive Officers. The following summary compensation table shows selected compensation information for services rendered in all capacities for the calendar year ended December 31, 2002. Other than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries and stock bonus awards, whether paid or deferred.



                           Summary Compensation Table

Name and                                                           Other Annual
Principal Position            Year       Salary        Bonus        Compensation
----------------------        -----      ------        -----        ------------
Milton Cotter, President      2002       $93,984           -                   -
and CEO                       2001      $162,953           -                   -
Eric Cotter, Administrative   2002       $81,731           -                   -
Manager                       2001      $103,507           -                   -

David Fenner, VP Client       2002      $100,000           -                   -
Relations                     2001      $114,730           -                   -

William Stewart, VP           2002       $64,480           -                   -
Tech. Div.                    2001       $76,780           -                   -


During the last fiscal year, there were no individual grants of stock options or freestanding SARs, nor were there any exercises of stock options or freestanding SARs, to or by any executive officer, nor were there any unexercised options or SARs granted to any executive officer, nor were there any awards made to any executive officers under any long term incentive plan.

Employment Agreement

On June 6, 2003, we entered into a six month employment agreement with Milton Cotter to continue to serve as our Chief Executive Officer and Chief Financial Officer, and to insure that all of our 2002 and 2003 financial reports be prepared and filed with the SEC. Mr. Cotter will receive 10,000 shares of our common stock for this six month employment commitment.

Equity Compensation Plan Information


Plan category        Number of securities   Weighted-average        Number of securities
                     to be issued upon      exercise price of       remaining available for
                     exercise of            outstanding options,    future issuance
                     outstanding options,   warrants and rights     (excluding securities
                     warrants and rights                             reflected in column (a))
                               (a) (b) (c)

Equity compensation            ---                      ---                        ---
plans approved by
security holders

Equity compensation            ---                      ---                        ---
plans not approved
by security holders

Total                          ---                      ---                        ---

Principal Stockholders

The following table contains information about the beneficial ownership of our common stock as of October 31, 2003 for:

o each person who beneficially owns more than five percent of the common stock;

o each of our directors;

o the named executive officers; and

o all directors and executive officers as a group.

Unless otherwise indicated, the address for each person or entity named below is c/o Achievement Tec Holdings, Inc., 711 South Columbus Avenue, Mount Vernon, New York 10550.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 48,391,966 shares of common stock outstanding as of October 31, 2003.



                                   Common Stock Beneficially Owned
                                   -------------------------------
Name and Address                       Number           Percent
----------------                       ------           -------
Nicholas Cirillo, Jr. (1)             12,900,000        26.66%
Guy Pipolo (1)                        12,900,000        26.66%
David Rodgers (1)                     12,900,000        26.66%

All Executive Officers and
Directors as a Group                  38,700,000        79.97%


(1) All shares are beneficially owned by DGN Holdings, LLC, a New York limited liability company in which Messrs. Cirillo, Pipolo and Rodgers each own a 33.33% interest.

Certain Relationships and Related Transactions

During the past two fiscal years, there have been no transactions between the Company and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of the Company's outstanding shares, nor any member of the above referenced individuals' immediate family, except as follows:

During the fiscal year ended March 31, 2002, the Company signed a note payable for consulting services with NexGen Energy, LLC, a company owned by Messrs. Cirillo, Pipolo and Rodgers in the amount of $309,000. During the year ended March 31, 2003, the note was renewed for an additional term of one year. During the fiscal year ended March 31, 2003, the Company signed a note payable for consulting services with NexGen Energy, LLC in the amount of $150,000. Accrued interest as of June 30, 2003 was $34,913, which is included in accounts payable and accrued expenses. The notes, which accrue interest at a rate of 7% per annum, were originally due on October 1, 2003 and have been extended indefinitely. The total of $459,000 for the two notes is included in notes payable-related party in our financial statements.

As of March 31, 2003, the Company has a receivable due from officers of $19,744. This amount represents temporary advances made by the Company to officers. Included in the March 31, 2003 receivable, the Company owed $9,000 to a former officer and director for advances made to the Company. This advance is non-interest bearing, unsecured and has no fixed date for repayment.

On April 4, 2003, an officer paid off the Company's $109,932 obligation to First Savings Bank.

During the three months ended June 30, 2003, the Company purchased oil for resale from NRG Heat & Power, LLC, an oil supplier that is owned and managed by Messrs. Cirillo and Pipolo, officers of the Company, in the amount of $92,321. Amounts due to this supplier are included in the obligation Due to Related Parties in our financial statements.

During the three months ended June 30, 2003, the Company had fuel sales of $1,003 to Flaw, Inc., a company owned by Messrs. Cirillo and Pipolo.

During the three months ended June 30, 2003, the Company repaid non-interest bearing advances from NRG Heat & Power, LLC in the amount $23,575. As of June 30, 2003 and March 31, 2003, the non-interest bearing advances of $516,090 and $539,665, respectively, are included in due to related parties in our financial statements.

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

The Company's Certificate of Incorporation currently provides that the name of the Company is "Achievement Tec Holdings, Inc." On October 31, 2003, the board of directors adopted resolutions setting forth the proposed amendment to the Company's Certificate of Incorporation, the advisability of the amendment, and a call for submission of the amendment for approval by written consent of the Company's stockholders. The text of Article I of the Certificate of Incorporation, as proposed to be amended will read:

         "The name of this corporation is Clickable Enterprises, Inc."

On October 31, 2003, the holders of at least a majority of the outstanding shares of Common Stock approved the amendment pursuant to an Action by Written Consent of Stockholder. The Amendment will be effective 20 days after mailing of this Information Statement to the Company's stockholders.

Purpose and Effect of the Amendment

The Company believes that the name "Clickable Enterprises, Inc." more accurately reflects the strategic focus of the Company.

The name change will not affect the validity or transferability of stock certificates presently outstanding or the trading of any of the Company's securities. The Company's stockholders will not be required to surrender for exchange any stock certificates presently held by them.

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
                         FROM 50,000,000 TO 500,000,000

On October 31, 2003, the majority stockholders of the Company approved an amendment to the Company's Certificate of Incorporation, as amended, to replace
Article IV in its entirety, which will result in an increase to the number of authorized shares of Common Stock. The Company's Certificate of Incorporation, as amended, currently authorizes for issuance 50,000,000 shares of Common Stock. The approval of this amendment to the Certificate of Incorporation will increase the Company's authorized shares of Common Stock to 500,000,000. The Company currently has authorized capital stock of 60,000,000 shares, which includes 10,000,000 shares of Preferred Stock. 48,391,966 shares of Common Stock are outstanding as of the Record Date. No Preferred Stock is currently outstanding. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

Upon approval of the amendment to increase the Company's authorized shares of Common Stock from 50,000,000 to 500,000,000, the text of Article IV of the Certificate of Incorporation, as proposed to be amended will read:

       FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

       The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

         Class             Par Value       Authorized Shares
         -----             ---------       -----------------
         Common            $  0.001             500,000,000
         Preferred         $  0.001              10,000,000
                                           -----------------
         Totals:                                510,000,000

Increase in Authorized Common Stock

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 48,391,960 shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding. The increase of the Company's authorized shares relates to the sale of up to 92,717,960 shares of common stock that may be issued to and sold by existing debenture holders upon the conversion ofconvertible debentures. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

o Secured Convertible Debentures

On June 29, 2001 and August 13, 2001, the Company entered into Secured Convertible Debenture Purchase and Exchange Agreements by and among the Company and AJW Partners, LLC and New Millennium Capital Partners II, LLC. Pursuant to the Purchase Agreements, the Purchasers agreed, subject to the terms and conditions of the Purchase Agreements to purchase an aggregate principal amount of $1,192,949 and $250,000, respectively, of the Company's 10% Secured Convertible Debentures, due June 29, 2003 and August 13, 2003, respectively. The Debentures are convertible into shares of the Company's common stock, (the "Common Stock"). As consideration for the purchase of the Debentures, the Purchasers (i) paid $500,000; (ii) exchanged convertible debentures of the Company in the aggregate principal and accrued interest amount of $105,019; and
(iii) exchanged 586,375 shares of Common Stock.

On May 8, 2002, the Company entered into an additional secured convertible debentures purchase agreement with AJW Partners, LLC, New Millennium Capital Partners II, LLC, Pegasus Capital Partners, LLC and AJW/New Millennium Offshore, Ltd., whom are all stockholders of the Company, whereby the Company sold $300,000 of one year 10% Secured Convertible Debentures due May 8, 2003, convertible into shares of the Company's common stock. The debentures are convertible, at the holder's option, into shares of common stock in whole or in part at any time after the original issue date.

On June 6, 2003, the Company entered into a debt modification and extension agreement with the above bondholders wherein the bondholders agreed to (i) extend the maturity of all of the Company's then existing convertible debentures, as described above, to June 6, 2004, (ii) waive all penalties accrued pursuant to the June 2001, August 2001 and May 2002 debentures, (iii) release their security interest in the Company's assets with the Company granting the bondholders a security interest in all of the assets of ClickableOil.com, Inc., (iv) modify the optional prepayment provisions of the debentures and (v) conform the conversion price on all of the debentures to equal the 50% conversion price of the June 2003 debenture.

Also on June 6, 2003 and coincident with the ClickableOil Merger transaction, the Company entered in a Securities Purchase Agreement with AJW Partners, LLC and its related funds for $800,000 of 10% one-year secured convertible debentures due June 6, 2004 and 4,000,000 stock purchase warrants expiring June 5, 2008. The debentures are convertible, at the holder's option, into shares of common stock in whole or in part at any time after the original issue date. The number of shares of common stock issuable upon a conversion is to be determined by dividing the outstanding principal amount of the debenture to be converted, plus related accrued interest, by the conversion price. The conversion price in effect on any conversion date is 50% of the average of the three day lowest bid price during the twenty trading days immediately preceding the applicable conversion date. The stock purchase warrants have a conversion price equal to the average of the three day lowest bid price during the twenty trading days immediately preceding the filing of a registration statement.

On November 3, 2003 and June 30, 2003, the Company closed on $600,000, in the aggregate, of the $800,000 convertible debentures with an additional closing of $200,000 to occur at the time the Company files a registration statement registering the underlying shares. The Company also issued 3,000,000 of stock purchase warrants on the above closings. There is no assurance that the Company will realize the proceeds from the additional issuance of convertible debt.

As of November 3, 2003, based on market price of $.05 per share, the investor would be entitled to convert the debentures at a conversion price of $.025, which is a 50% discount to the market price. At a conversion rate of $.025, the above- referenced debentures are convertible into 92,717,960 shares of common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

There Are a Large Number of Shares Underlying Our Convertible Debentures, That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock

As of October 31, 2003, we had 48,391,966 shares of common stock issued and outstanding. Furthermore, the number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the debentures may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price feature of our Convertible Debentures May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

The convertible debentures are convertible into shares of our common stock at a 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholder converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The selling stockholder could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Convertible Debentures May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

The issuance of shares upon conversion of the convertible debentures may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

If We Are Required for any Reason to Repay Our Outstanding Convertible Debentures, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Convertible Debentures, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

We have entered into Securities Purchase Agreements for the sale of an aggregate of $2,317,949 principal amount of convertible debentures. The convertible debentures are due and payable, with 10% interest, one year from the date of issuance, unless sooner converted into shares of our common stock. Any event of default could require the early repayment of the convertible debentures if the default is not cured with the specified grace period. We anticipate that the full amount of the convertible debentures, together with accrued interest, will be converted into shares of our common stock in accordance with the terms of the convertible debentures. If we are required to repay the convertible debentures, we will have to use our limited working capital and raise additional funds. If we are unable to repay the debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

              APPROVAL OF THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

On October 31, 2003, the majority stockholders of the Company approved the 2003 Employee Stock Option Plan (the "2003 Option Plan"). The 2003 Option Plan authorizes for issuance over the term of the plan 50,000,000 options which may be converted into 50,000,000 shares of common stock. We do not currently have any plans, proposals or arrangements to award any of the options authorized under the plan. Rather, the plan provides us with the flexibility to issue options if necessary or advisable, in the determination of the Board of Directors and/or the Compensation Committee, to acquire and/or retain qualified employees and management and to offer employees and management a competitive compensation structure.

The following is a summary of the principal features of the 2003 Option Plan. The summary, however, is not a complete description of all of the provisions of the 2003 Option Plan. A copy of the 2003 Option Plan is included with this Proxy Statement as Exhibit B.

General

The Board of Directors has initially reserved 50,000,000 shares of Common Stock for issuance under the 2003 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2003 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees.

Administration

The 2003 Option Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2003 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2003 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2003 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2003 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2003 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Option Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2003 Option
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2003 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2003 Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2003 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Federal Income Tax Aspects of the 2003 Option Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER

THE 2003 OPTON PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2003 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2003 Option Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year. In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2003 Option Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2003 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                              SELECTION OF AUDITORS

On June 12, 2003, the Company engaged Weinberg & Company, P.A. as its principal independent accountant. The action to engage Weinberg & Company, P.A. was taken upon the unanimous approval of the Board of Directors of the Company. The Board of Directors has selected Weinberg & Company, P.C. to serve as the Company's auditors for the fiscal year ending March 31, 2004.

Audit and Related Fees

Audit Fees. The aggregate fees billed by Weinberg & Company, P.A. for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $53,283.

Financial Information Systems Design and Implementation Fees. The Company did not engage Weinberg & Company, P.A. to provide professional services to the Company regarding financial information systems design and implementation during the calendar year ended December 31, 2002 or fiscal year ended March 31, 2003.

All Other Fees. The Company did not engage and no fees were paid to Weinberg & Company, P.A. in connection with tax related services during the calendar year ended December 31, 2002 or fiscal year ended March 31, 2003.


                             ADDITIONAL INFORMATION

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 and current reports on Form 8-K dated June 6, 2003 and June 23, 2003 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to David Rodgers, Secretary, Achievement Tec Holdings, Inc., 711 South Columbus Ave., Mount Vernon, New York 10550; (914) 699-5190.

By Order of the Board of Directors,




                              /s/ Nicholas Cirillo, Jr.
                              -------------------------
                              Nicholas Cirillo, Jr.
                              President

Mount Vernon, New York
November 25, 2003

EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ACHIEVEMENT TEC HOLDINGS, INC.

The undersigned, being the President of ACHIEVEMENT TEC HOLDINGS, INC. a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said Corporation as follows:

1. The certificate of incorporation of the corporation is hereby amended by replacing Article First, in its entirety, with the following:

"FIRST: The name of the Corporation is Clickable Enterprises, Inc."

2. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

"FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:


Class             Par Value                 Authorized Shares
-----             ---------                 -----------------
Common            $  0.001                       500,000,000
Preferred         $  0.001                        10,000,000
                                            -----------------
              Totals:                            510,000,000

3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Nicholas Cirillo, Jr., its President, this 16th day of December 2003.


                                        ACHIEVEMENT TEC HOLDINGS, INC.


                                        By: /s/Nicholas Cirillo
                                            -----------------------
                                            Nicholas Cirillo, President

EXHIBIT B


                         ACHIEVEMENT TEC HOLDINGS, INC.
                         2003 EMPLOYEE STOCK OPTION PLAN



1.       Purposes

This 2003 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions with Achievement Tec Holdings, Inc. or any of its subsidiary corporations (collectively, the "Company"), and to provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain stock options. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The term "subsidiary corporation" shall, for the purposes of the Plan, be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.

2.       Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), as the Board of Directors may be composed from time to time, except as provided in subparagraph (b) of this Paragraph 2. The determinations of the Board of Directors under the Plan, including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to take the following actions under the Plan:

       (i) to determine the individuals to whom, and the time or times at which, ISOs to purchase the Company's shares of Common Stock, par value $.001 per share ("Common Shares"), shall be granted, and the number of Common Shares to be subject to each ISO,

       (ii) to determine the individuals to whom, and the time or times at which, Non-ISOs to purchase the Common Shares, shall be granted, and the number of Common Shares to be subject to each Non-ISO,

       (iii) to determine the terms and provisions of the respective stock option agreements granting ISOs and Non-ISOs (which need not be identical),

       (iv) to interpret the Plan,

       (v) to prescribe, amend and rescind rules and regulations relating to the Plan, and

       (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. An individual to whom an option has bee granted under the Plan is referred to herein as an "Optionee."

(b) Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, except that the power to appoint members of the Committee and to terminate, modify or amend the Plan shall be retained by the Board of Directors. In the event that any member of the Board of Directors is at any time not a "disinterested person," as defined in Rule 16b-

3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. A majority of the Committee shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Members of the Committee shall not be eligible to participate in this Plan.

3.       Shares Subject to the Plan

The total number of Common Shares which shall be subject to ISOs and Non-ISOs granted under the Plan (collectively, "Options") shall be 50,000,000 in the aggregate, subject to adjustment as provided in Paragraph 8. The Company shall at all times while the Plan is in force reserve such number of Common Shares as will be sufficient to satisfy the requirements of outstanding Options. The Common Shares to be issued upon exercise of Options shall in whole or in part be authorized and unissued or reacquired Common Shares. The unexercised portion of any expired, terminated or canceled Option shall again be available for the grant of Options under the Plan.

4.       Eligibility

(a) Subject to subparagraphs (b) and (c) of this Paragraph 4, Options may be granted to key employees, officers, directors or consultants of the Company, as determined by the Board of Directors.

(b) An ISO may be granted, consistent with the other terms of the Plan, to an individual who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code), more that ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation (any such person, a "Principal Stockholder") only if, at the time such ISO is granted, the purchase price of the Common Shares subject to the ISO is an amount which equals or exceeds one hundred ten percent (110%) of the fair market value of such Common Shares, and such ISO by its terms is not exercisable more than five (5) years after it is granted.

(c) A director or an officer of the Company who is not also an employee of the Company and consultants to the Company shall be eligible to receive Non-ISOs but shall not be eligible to receive ISOs.

(d) Nothing contained in the Plan shall be construed to limit the right to the Board of Directors to grant an ISO and Non-ISO concurrently under a single stock option agreement so long as each Option is clearly identified as to its status. Furthermore, if an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee holding such Options, and Options may be granted from time to time to one or more employees, officers or directors who have not previously been granted Options.

(e) To the extent that the grant of an Option results in the aggregate fair market value (determined at the time of grant) of the Common Shares (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and subsidiary corporation) to exceed $100,000, such Options shall be treated as a Non-ISO. The provisions of this subparagraph (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

5.       Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value) of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of

Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Common Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on which the ISO is granted or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the day on which the ISO is granted for which such prices are available.

(b) The purchase price of the Common Shares subject to each Non-ISO shall not be less than 85% of the fair market value of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors in accordance with subparagraph (a) of this Paragraph 5. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted.

(c) The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(d) The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in Paragraph 6 hereof or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(e) Options shall be exercised by the delivery by the Optionee thereof to the Company at its principal office, or at such other address as may be established by the Board of Directors, of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such Common Shares. Payment for such Common Shares may be made (as determined by the Board of Directors) (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by a promissory note issued by the Optionee in favor of the Company in the amount equal to such purchase price and payable on terms prescribed by the Board of Directors, which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company having a fair market value (determined on the date of exercise in accordance with the provisions of subparagraph (a) of this Paragraph 5) equal to said purchase price, or (v) by any combination of the methods of payment described in clauses (i) through (iv) above.

(f) An Optionee shall not have any of the rights of a stockholder with respect to the Common Shares subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

(g) No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

6.       Death or Termination of Employment

(a) If employment or other relationship of an Optionee with the Company shall be terminated voluntarily by the Optionee and without the consent of the Company or for "Cause" (as hereinafter defined), and immediately after such termination such Optionee shall not then be employed by the Company, any Options granted to such Optionee to the extent not theretofore exercised shall expire forthwith. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement ("Employment Agreement") between Optionee and the Company, and, in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean (i) any continued failure by the Optionee to obey the reasonable instructions of the President or any member of the Board of Directors, (ii) continued neglect by the Optionee of his duties and obligations as an employee of the Company, or a failure to perform such duties and obligations to the reasonable satisfaction of the President or the Board of Directors, (iii) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Company, including without limitation commission of a felony, embezzlement or misappropriation of funds or commission of any act of fraud or (iv) a breach of any material provision of any Employment Agreement not cured within 10 days after written notice thereof.

(b) If such employment or other relationship shall terminate other than (i) by reason of death, (ii) voluntarily by the optionee and without the consent of the Company, or (iii) for Cause, and immediately after such termination such Optionee shall not them be employed by the Company, any Options granted to such Optionee may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Paragraph 6. After such three-month period, the unexercised Options shall expire. For the purposes of the Plan, the retirement of an Optionee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, and the termination of employment as a result of a disability (as defined in Section 22(e) (3) of the Code) shall be deemed to be a termination of such Optionee's employment or other relationship other than voluntarily by the Optionee or for Cause.

(c) If an Optionee dies (i) while employed by, or engaged in such other relationship with, the Company or (ii) within three months after the termination of his employment or other relationship other than voluntarily by the Optionee and without the consent of the Company or for Cause, any options granted to such Optionee may be exercised at any time within twelve months after such Optionee's death, subject to the provisions of subparagraph (d) of this Paragraph 6. After the three month period, the unexercised Options shall expire.

(d) An Option may not be exercised pursuant to this paragraph 6 except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or Such other relationship, or death, and in any event may not be exercised after the expiration of the earlier of (i) the term of the option or (ii) ten (10) years from the date the Option was granted, or five (5) years from the date an ISO was granted if the optionee was a Principal Stockholder at that date.

7.       Leave of Absence.

For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company for 90 days or such longer period as shall be determined by the Board of Directors.

8.       Option Adjustments.

(a) The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase and decrease in the number of issued Common Shares resulting from any split-up, spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

(b) Except as provided in subparagraph (c) of this Paragraph 8, upon a merger, consolidation, acquisition of property or stock, separation, reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their Common Shares, any Option granted hereunder shall terminate; but, provided that the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Option in whole or in part whether or not the vesting requirements set forth in the stock option agreement have been satisfied.

(c) If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their Common Shares in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization), all options granted hereunder shall terminate in accordance with the provision of subparagraph (b) of this Paragraph 8 unless the of Directors and the corporation issuing the Exchange Stock in their sole and arbitrary discretion and subject to any required action by the stockholders of the Company and such corporation, agree that all such Options granted hereunder are converted into options to purchase shares of Exchange Stock. The amount and price of such options

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shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Shares receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

(d) All adjustments pursuant to this Paragraph 8 shall be made by the Board of Directors and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

9.       Further Conditions of Exercise.

(a) Unless prior to the exercise of an Option the Common Shares issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the Requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b) Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

10.      Termination, Modification and Amendment

(a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan.

(b) The Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

(c) The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any ISO issued pursuant to the Plan as an Incentive Stock Option or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be granted under the Plan or change the class of persons eligible to Options under the Plan.

(d) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options the consent of the Optionee thereof.

11.     Effectiveness of the Plan

The Plan shall become effective upon adoption by the Board of Directors. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board of Directors, and all Options

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granted prior to such approval shall be subject Fthereto. In the event such approval is withheld, the Plan and all Options which may have been granted thereunder shall become null and void.

12.      Not a Contract of Employment

Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or in another relationship with, the relationship with, the Company.

13.      Miscellaneous

(a) Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or other relationship with, the Company.

(b) If an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee, and Options may be granted from time to time to one or more individuals who have not previously been granted options.

(c) Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan in connection with the acquisition of the business and assets of any corporation, firm, person or association, including options granted to employees thereof who become employees of the Company, nor shall the provisions of the Plan be to limit the right of the Company to grant options Otherwise than under the Plan for other proper corporate purposes.

(d) The Company shall have the right to require the Optionee to pay the Company the cash amount of any taxes the Company is required to withhold in connection with the exercise of an Option.

(e) No award under this Plan shall be taken into account in determining an Optionee's compensation for purposes of an employee benefit plan of the Company.